SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Deutsche Alternative Asset Allocation Fund

John Vojticek has been added as an additional Deutsche Investment Management Americas Inc. portfolio manager of the Fund responsible for the day-to-day management of the Fund.

The following information is added to the existing tables in APPENDIX I-D – PORTFOLIO MANAGEMENT under the headings “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” in the Fund’s Statement of Additional Information and is provided as of November 30, 2014:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
John Vojticek	$0	$500,001 - $1,000,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John Vojticek	9	$10,144,366,262	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John Vojticek	14	$17,088,818,335	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John Vojticek	23	$4,260,252,353	1	$277,418,186

Please Retain This Supplement for Future Reference
March 3, 2015
SAISTKR-195